
COMMUNITY TRUST BANCORP
FORBES TOP 50 MOST
TRUSTWORTHY FINANCIAL
COMPANIES
Community Trust Bancorp, Inc.
NASDAQ
Top $9.95

2014 Annual Shareholders' Meeting

Community Trust® Bancorp, Inc.

Cautionary Statement

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2013 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.

Our Banking Franchise


Georgetown
Frankfort
Mount Sterling
Winchester
Richmond
Danville
Mount Vernon
Campbellsville
Jamestown
Corbin
Hazard
Whitesburg
Jenkins
Williamson
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 81 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $601 million

Deposits - $645 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $846 million

Deposits - $1.2 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $349 million

Deposits - $517 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $525 million

Deposits - $648 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.9 billion (including $0.6 bill CTB)

Revenues - $11.7 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2013

Market Analysis

- **Competitive Position**
  - **Largest Kentucky domiciled bank holding company**
  - **#1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions**
  - **6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions**
- **Community Banking Model**
- **Economic Diversity**
- **Concentration Risk Management**
- **Growth in Sources of Noninterest Income**

Operational Priorities

- **Continuing focus on improving asset quality**
- **Liquidation of other real estate owned**
- **Build core earnings capacity**
  - **Quality loan growth**
  - **Low cost deposit growth**
- **Increase noninterest income**
  - **Wealth management**
  - **Brokerage**
- **Maintain net interest margin**
- **Expense control**

2013 Performance

2013 Performance Summary

	Budget	Results
Earnings	$46.6 million	$45.2 million
EPS	$2.98 per share	$2.90 per share
ROAA	1.25%	1.24%
ROAE	11.18%	11.05%
Assets	$3.75 billion	$3.58 billion
Loans	$2.66 billion	$2.62 billion
Deposits	$3.20 billion	$3.06 billion
Shareholders' equity	$428.3 million	$412.5 million

Shareholder Value

Dividends Per Share



$1.20
$1.21
$1.23
$1.25
$1.27
$1.28
1.7%
2009
2010
2011
2012
2013
2014*

- 2013 cash dividends increased 1.6%
- 1.7% compound growth rate for past five years
- December 31, 2013 cash dividend yield was 2.83%
- Cash dividend increased to $0.320 per share effective October 1, 2013

**2014 is projected DPS*

Shareholders' Equity



(in millions)
$321.5
$338.6
$366.9
$400.3
$412.5
6.0%
2009
2010
2011
2012
2013

- Shareholders' equity has increased 28.3% during the past five years
- 6.0% compound growth rate for the past five years
- 2014 goal for shareholders' equity - $440 to $446 million

Book Value Per Share


$21.15
$22.08
$23.78
$25.64
$26.07
2009
2010
2011
2012
2013

Tangible Common Equity/Assets


8.47%
8.26%
8.52%
9.36%
9.85%
2009
2010
2011
2012
2013

Total Market Capitalization

(in millions)



$371.7
$444.1
$454.0
$511.8
$714.5
$656.7
2009
2010
2011
2012
2013
2014

Price to Tangible Book Value

	2009	2010	2011	2012	2013	3/31/14
CTBI	1.45x	1.63x	1.51x	1.53x	2.06x	1.83x
Peer	1.03x	1.29x	1.19x	1.39x	1.72x	N/A

All data is as of year-end except 2014 which is as of March 31, 2014. Peer data not available as of March 31, 2014.

Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with an average asset size of $3.7 billion, as defined in our Proxy Statement.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$300
$200
$100
$0
2008
2009
2010
2011
2012
2013
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2008 would have provided a return of 49.3% through December 31, 2013.**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2013


42.38%
38.82%
20.53%
15.67%
8.60%
20.08%
8.68%
9.07%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 33 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 1.7%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- Recognized by Forbes Magazine as one of "America's 50 Most Trustworthy Financial Companies" and ranked 1st in the "Small Cap" category
- CTBI shareholders include
  - 110 institutional investors (including CTIC – 10.3%) hold 7.9 million shares (49.9%)
  - 201 mutual funds hold 3.8 million shares (24.2%)

Data as of December 31, 2013

Earnings Review

Earnings Per Share



$1.66
$2.17
$2.54
$2.90
$2.90
2009
2010
2011
2012
2013

- EPS remained flat from 2012 to 2013
- 2014 EPS goal - $2.84 to $3.00 per share

Return on Average Assets



0.82%
-0.18%
1.03%
0.25%
1.11%
0.80%
1.23%
0.98%
1.24%
1.05%
2009
2010
2011
2012
2013
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Income


(in millions)
$25.1
$33.0
$38.8
$44.9
$45.2
2009
2010
2011
2012
2013

- Net income increased 0.7% from 2012 to 2013
- 2014 goal for net income - $44.6 to $47.4 million

Revenues


(in millions)
$146.9
$160.2
$175.3
$178.1
$184.0
2009
2010
2011
2012
2013

- 2013 revenues increased 3.3% from 2012
- 2014 goal for revenues - $179.3 to $189.3 million

Noninterest Income
as a % of Total Revenue

(in millions)



$41.4
$40.9
$43.8
$46.0
$49.3
32%
24%
16%
8%
0%
2009
2010
2011
2012
2013
Noninterest Income
% of Total Revenue

- 2013 noninterest income increased 7.3% from 2012
  - Increases in gains on sales of loans, deposit service charges, trust revenue, loan related fees, net gains on other real estate owned, and bank owned life insurance income
- 2014 goal for noninterest revenue – 22.2% to 27.2% of total revenue

Net Interest Revenue

(in millions)


$105.5
$119.3
$131.5
$132.1
$134.7
2009
2010
2011
2012
2013

- 2013 net interest revenue increased by 1.9% from 2012
  - Net interest margin increased 4 basis points
  - Average earning assets increased $27.1 million, or 0.8%

Net Interest Margin


3.77%
3.57%
4.07%
3.69%
4.13%
3.83%
3.99%
3.59%
4.03%
3.57%
2009
2010
2011
2012
2013
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/13 – (6.66)%
- % of assets repricing
  - Within 30 days 34.29%
- % of liabilities repricing
  - Within 30 days 17.38%
  - Within 90 days 26.54%
  - Within 180 days 37.74%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense
as a % of Average Earning Assets


(in millions)
$52.4
$55.1
$62.6
$57.6
$60.9
2.30%
2.10%
1.90%
1.70%
1.50%
2009
2010
2011
2012
2013
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$93.8
$96.1
$106.4
$103.6
$110.3
75%
70%
65%
60%
55%
50%
2009
2010
2011
2012
2013
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Balance Sheet Review

Total Assets



(in billions)
$3.09
$3.36
$3.59
$3.64
$3.58
2009
2010
2011
2012
2013

- Total assets at 12/31/13 decreased 1.5% from 12/31/2012
  - Loans increased $64.8 million or 2.5%
  - Investment portfolio growth $6.1 million or 1.0%
  - Deposits declined $50.8 million or 1.6%
- 2014 goal for total assets - $3.65 to $3.75 billion

Total Loans

(in billions)


$2.44
$2.61
$2.56
$2.55
$2.62
2009
2010
2011
2012
2013

- Total loans at 12/31/13 increased 2.5% from 12/31/12
- 2014 goal for total loans - $2.60 to $2.75 billion

Loan Portfolio Mix

December 31, 2013


Consumer
16%
Comm R/E
37%
R/E
Mortgage
32%
Comm
Other
15%

Concentrations of Credit
as a % of Total Loans



December 31, 2013
5.6%
5.2%
5.4%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

** As a percentage of funded exposure*

Net Charge-offs
as a % of Average Loans


1.61%
1.46%
0.95%
0.64%
0.66%
0.58%
0.58%
0.37%
0.30%
0.29%
2009
2010
2011
2012
2013
CTBI
Peer


Consumer 36%
Commercial 51%
Residential 13%

December 31, 2013

Nonperforming Loans
as a % of Total Loans


4.22%
4.01%
3.29%
2.53%
1.70%
2.38%
1.46%
1.41%
1.67%
1.71%
2009
2010
2011
2012
2013
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Nonperforming Assets
as a % of Total Assets



2.56%
3.13%
2.61%
2.28%
2.31%
2009
2010
2011
2012
2013

- $39.2 million in other real estate owned

Loan Loss Reserve
as a % of Net Loans



1.34%
2.27%
1.34%
2.24%
1.30%
1.97%
1.30%
1.70%
1.30%
1.47%
2009
2010
2011
2012
2013
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2013 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Total Other Real Estate Owned


(in millions)
$37.33
$42.94
$56.96
$47.54
$39.19
2009
2010
2011
2012
2013

- Sales of foreclosed properties for the year ended 12/31/13 $12.7 million
- New bookings in 2013 $7.4 million
- Properties under contract to sell $6.8 million

Total Deposits
including Repurchase Agreements

(in billions)



$2.64
$2.89
$3.10
$3.11
$3.06
2009
2010
2011
2012
2013

- 2014 goal for total deposits including repurchase agreements - $3.10 to $3.20 billion

Total Deposits
including Repurchase Agreements

December 31, 2013



Repurchase Agreements 7%
Noninterest Bearing 20%
Other Time 5%
NOW 1%
CDs <$100K 19%
MMDA 18%
CDs >$100K 20%
Savings 10%

1st Quarter 2014 Review

Earnings Per Share



$0.76
$0.77
$0.81
$0.56
$0.64
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

Net Income



(in millions)
$11.8
$11.9
$12.7
$8.8
$10.1
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

Net Income

- **Net interest income**
  - **Decreased $0.4 million year over year**
  - **Decreased $1.2 million quarter over quarter**

- **Provision for loan losses**
  - **Decreased $0.2 million year over year**
  - **Increased $0.1 million quarter over quarter**

- **Noninterest income**
  - **Decreased $1.9 million year over year**
  - **Decreased $2.0 million quarter over quarter**

- **Noninterest expense**
  - **Increased $0.6 million year over year**
  - **Decreased $5.5 million quarter over quarter**

Noninterest Income


(in millions)
$11.9
$13.3
$12.1
$12.0
$10.1
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

- Decreased gains on sales of loans due to decline in secondary market residential real estate mortgage activity
- Decreased deposit service charges due to change in overdraft processing and seasonality
- Decreased loan related fees due to variances in the fair value adjustments to our mortgage servicing rights

Noninterest Expense

(in millions)



$26.3
$26.0
$25.6
$32.4
$26.9
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

Q-O-Q

- Decrease primarily due to the $6.2 million accrued expenses related to the Federal Reserve determination

Y-O-Y

- $0.4 million increase in personnel expense
- $0.2 million increase in occupancy and equipment expense
- $0.1 million increase in data processing expense

Total Loans



(in billions)
$2.56
$2.58
$2.62
$2.62
$2.59
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

- Loan portfolio decreased at an annualized rate of 4.6% during the quarter
  - Commercial loans decreased $21.6 million
  - Consumer loans decreased $9.7 million
  - Residential loans increased $1.4 million
- Loan increase from prior year first quarter 0.9%

Total Deposits
including Repurchase Agreements



(in billions)
$3.15
$3.13
$3.09
$3.06
$3.14
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

- Deposits, including repurchase agreements, increased an annualized 10.4% from prior quarter but decreased 0.2% from prior year first quarter

Nonperforming Loans
as a % of Total Loans


1.32%
1.61%
1.62%
1.67%
1.64%
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

Nonperforming Assets

as a % of Total Assets



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.15%
2.33%
2.33%
2.31%
2.15%
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

Net Charge-offs
as a % of average loans



0.22%
0.54%
0.26%
0.19%
0.27%
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

Efficiency Ratio



57.72%
55.21%
54.80%
69.62%
62.00%
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14

Key Strategic Initiatives

CTBI: 2014 Outlook

Net Income	$44.6 - $47.4 million
Earnings Per Share	$2.84 - $3.00 per share
ROAA	1.22% - 1.38%
ROAE	10.35% - 11.41%
Assets	$3.65 - $3.75 billion
Loans	$2.60 - $2.75 billion
Deposits	$3.10 - $3.20 billion
Shareholders' Equity	$440 - $446 million

CTBI's Franchise Value

- **History of solid investor returns**
- **Historically strong capital position**
- **Community banking strategy**
- **Growth and good financial performance in slow growth markets**
- **Growth strategies**
- **Strong experienced management team and over 1,000 dedicated employees**
- **Our shareholders**

To Our Shareholders

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your Company.